Samsung Commercial Agreement	12 Months Ended
May. 02, 2015
Samsung Commercial Agreement
13.	Samsung Commercial Agreement

On June 4, 2014, NOOK Digital, LLC (NOOK Digital) (formerly barnesandnoble.com llc), a wholly owned subsidiary of B&N Education as of such date and a subsidiary of Barnes & Noble, entered into a commercial agreement (Agreement) with Samsung Electronics America, Inc. (Samsung) relating to tablets.

Pursuant to the Agreement, NOOK Digital, after good faith consultations with Samsung and subject to Samsung’s agreement, selected Samsung tablet devices under development to be customized and co-branded by NOOK Digital. Such devices are produced by Samsung. The co-branded NOOK® tablet devices are sold by NOOK Digital through Barnes & Noble retail stores, www.barnesandnoble.com, www.nook.com and other Barnes & Noble and NOOK Media websites. NOOK Digital and Samsung agreed to develop co-branded Samsung Galaxy Tab® 4 NOOK® tablets as the initial co-branded devices pursuant to the Agreement.

Under the Agreement, NOOK Digital committed to purchase a minimum of 1,000,000 NOOK®-Samsung co-branded devices from Samsung within 12 months after the launch of the initial co-branded device, which launch occurred on August 20, 2014. The 12-month period was automatically extended by three months due to the quantity of sales of such co-branded devices through December 31, 2014, and the period was further extended until June 30, 2016 by an amendment executed by the parties on March 7, 2015.

NOOK Digital and Samsung have agreed to coordinate customer service for the co-branded NOOK® devices and have both agreed to a license of intellectual property to promote and market the devices. Additionally, Samsung has agreed to fund a marketing fund for the co-branded NOOK® devices at the initial launch and for the duration of the Agreement.

The Agreement has a two year term, with certain termination rights, including termination (i) by NOOK Digital for a Samsung material default; (ii) by Samsung for a NOOK Digital material default; (iii) by NOOK Digital if Samsung fails to meet its shipping and delivery obligations in any material respect on a timely basis; and (iv) by either party upon insolvency or bankruptcy of the other party.

The companies introduced the Samsung Galaxy Tab® 4 NOOK® in a 7-inch version in the U.S. in August 2014 and a 10-inch version in October 2014. The co-branded device combines the popular Samsung Galaxy Tab® 4 hardware with customized NOOK® software to give customers powerful, full-featured tablets that are designed for reading, with easy access to Barnes & Noble’s expansive digital collection of approximately four million eBooks, digital magazines and newspapers.